Exhibit 16-1


                                                 Arthur Andersen LLP
                                                 1345 Avenue of the Americas
                                                 New York, NY  10105-0032




                                                 May 28, 1997




Mr. Michael Sutton
Office of the Chief Accountant
SECPS Letter File
Securities and Exchange Commission
Mail Stop 9-5
450 Fifth Street, N.W.
Washington, D.C.  20549

Dear Mr. Sutton:

             We have read Item 4 paragraphs (a)(i) through (a)(vi) included in the attached Form 8-K dated May 28, 1997 of Pennsylvania Enterprises, Inc. filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

                                                 Very truly yours,

                                             /s/ Arthur Andersen LLP
                                                 Arthur Andersen LLP




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